                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ___________

                                   FORM 8-K/A

                                AMENDMENT NO. 1
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  December 21, 2000

                            TELOCITY DELAWARE, INC.
             (Exact name of registrant as specified in its charter)

                                  ___________


           Delaware                               333-94271                                 77-0467929
(State or other jurisdiction of             (Commission File Number)             (IRS Employer Identification No.)
          incorporation)
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                                  ___________

                           10355 North DeAnza Blvd.
                          Cupertino, California 95014
              (Address of principal executive offices) (Zip Code)


                                  ___________

      Registrant's telephone number, including area code:  (408) 863-6600



                                Not Applicable
         (Former name or former address, if changed since last report)
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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

     On December 21, 2000, Telocity Delaware, Inc. ("Telocity") entered into an
Agreement and Plan of Merger with Hughes Electronics Corporation, and DIRECTV
Broadband, Inc. (the "Agreement"). The amended copy of the Agreement, attached hereto as Exhibit 2.1, includes conforming signatures of the parties to the Agreement.

     In connection with the Agreement, certain shareholders of Telocity entered into a Tender and Stockholder Support Agreement, dated as of December 21, 2000, with Hughes Electronics Corporation, and DIRECTV Broadband Inc. ("Tender
Agreement"). The amended copy of the Tender Agreement, attached hereto as
Exhibit 2.2, includes confirming signatures of, and an Annex identifying, the parties to the Tender Agreement.

Telocity stockholders are advised to read the tender offer statement and the solicitation/recommendation statement regarding the acquisition, which will be filed with the Securities and Exchange Commission upon the commencement of the tender offer. The tender offer statement (including an offer to purchase, letter of transmittal and related tender offer documents) and the solicitation/recommendation statement will contain important information which should be read carefully before any decision is made with respect to the offer.
Telocity stockholders may obtain a free copy of the tender offer statement and the solicitation/recommendation statement when it is available and other documents filed by Hughes and Telocity with the SEC at the SEC's Web site at www.sec.gov. The tender offer statement and the solicitation/recommendation statement and these other documents may also be obtained by Telocity stockholders without cost to them from Hughes and Telocity.


Item 7. Exhibits.

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
Exhibit No.               Description
-----------               -----------

2.1                       Amended Agreement and Plan of Merger, dated December
                          21, 2000, by and among Telocity Delaware, Inc., Hughes
                          Electronics Corporation, and DIRECTV Broadband, Inc.

2.2                       Amended Tender and Stockholder Support Agreement,
                          dated as of December 21, 2000, by and among Hughes
                          Electronics Corporation, DIRECTV Broadband Inc., and
                          certain stockholders of Telocity Delaware, Inc.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            Telocity Delaware, Inc.


Date:  January 31, 2001     By:  /s/ SCOTT MARTIN
                               ------------------------------------------------
                               Scott Martin
                               Executive Vice President, Chief Administrative
                               Officer and Corporate Secretary
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                                 EXHIBIT INDEX
                                 -------------


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
Exhibit No.               Description
-----------               -----------

2.1                       Amended Agreement and Plan of Merger, dated December
                          21, 2000, by and among Telocity Delaware, Inc., Hughes
                          Electronics Corporation, and DIRECTV Broadband, Inc.

2.2 Amended Tender and Stockholder Support Agreement, dated as of December 21, 2000, by and among Hughes
                          Electronics Corporation, DIRECTV Broadband Inc., and certain stockholders of Telocity Delaware, Inc.

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